Section 240.14a-101 Schedule 14A.
                    Information required in proxy statement.
                            Schedule 14A Information
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No. )
Filed by the Registrant [X] Filed by a party other than the Registrant [ ] Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                      PARADISE MUSIC & ENTERTAINMENT, INC.
        .................................................................
                (Name of Registrant as Specified In Its Charter)


 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1)   Title of each class of securities to which transaction applies:


     ............................................................

     (2)   Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5) Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                      PARADISE MUSIC & ENTERTAINMENT, INC.
                               53 West 23rd Street
                            New York, New York 10010

                           ---------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be held on February 10, 1998

                           ---------------------------

      Notice is Hereby Given to the stockholders of Paradise Music & Entertainment, Inc., a Delaware corporation (the "Company"), that the Annual Meeting of Stockholders (the Meeting) will be held at the Company's offices at 53 West 23rd Street, 11th Floor, New York, NY 10010, at 10:00 a.m., New York time, on February 10, 1998 for the following purposes:

      1. To elect a board of six (6) directors to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified;

      2. To ratify the selection of Rothstein, Kass & Company, P.C. as the Company's independent public accountants for the fiscal year ending June 30, 1998; and

      3. To transact such other and further business as may properly come before the Meeting or any postponement or adjournment thereof.

      Only stockholders of the Company of record at the close of business on January 2, 1998 are entitled to notice of and to vote at the Meeting or any postponement or adjournment thereof. The stock transfer books will not be closed.

      A copy of the annual report on Form 10-KSB for the fiscal year ended June 30, 1997 accompanies this notice.



                                        By Order of the Board of Directors,



                                        Richard Flynn
                                        Secretary



New York, New York
January 9, 1998



                                RETURN OF PROXIES

      A PROXY AND SELF-ADDRESSED ENVELOPE ARE ENCLOSED FOR YOUR USE IF YOU DO NOT PLAN TO ATTEND THE MEETING IN PERSON. WE URGE EACH STOCKHOLDER WHO IS UNABLE TO ATTEND THE MEETING TO VOTE BY PROMPTLY SIGNING AND RETURNING HIS OR HER PROXY, REGARDLESS OF THE NUMBER OF SHARES OF STOCK HELD BY SUCH STOCKHOLDER. ANY PROXY GIVEN BY A STOCKHOLDER MAY BE REVOKED BY THE STOCKHOLDER AT ANY TIME PRIOR TO THE VOTING OF THE PROXY.

                      PARADISE MUSIC & ENTERTAINMENT, INC.
                                 PROXY STATEMENT

                                     GENERAL

      The enclosed proxy ("Proxy") is solicited by the Board of Directors (the "Board") of PARADISE MUSIC & ENTERTAINMENT, INC., a Delaware corporation (the Company), for use at the Annual Meeting of Stockholders to be held at the Company's offices at 53 West 23rd Street, 11th Floor, New York, NY 10010, on February 10, 1998 at 10:00 a.m., New York time, or at any postponement or adjournment thereof (the "Meeting"). The matters to be considered and acted upon at the Meeting are described in the foregoing Notice of Annual Meeting of Stockholders and this Proxy Statement. This Proxy Statement and the related form of Proxy are being mailed on or about January 9, 1998 to all of the stockholders of the Company of record on January 2, 1998. Any proxy given by a stockholder may be revoked by the stockholder at any time prior to the voting of the proxy by delivering a written notice to the Secretary of the Company, by executing and delivering a later dated proxy or by attending the Meeting and voting in person.

         The Management of the Company knows of no business other than that specified in Items 1 through 2 of the Notice of Annual Meeting of Stockholders which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.


                             SOLICITATION OF PROXIES

      The persons named as proxies are John Loeffler, Chief Executive Officer, President and Chairman of the Board of the Company, and Richard Flynn, Executive Vice President and member of the Board of the Company. Stock represented at the Meeting by the enclosed Proxy will be voted in the manner specified by the stockholder. In the absence of specification, the stock will be voted FOR (i) the election of each of the six persons nominated by the Board of the Company to serve as directors, FOR (ii) the ratification of the selection of Rothstein, Kass & Company, P.C. as the Company's independent public accountants for the fiscal year ending June 30, 1998, and, (iii) in the discretion of the proxies, on other business which may properly come before the meeting. The cost of preparing, assembling and mailing the Proxy, this Proxy Statement and the other material enclosed will be borne by the Company. In addition to the solicitation of proxies by use of the mails, officers and employees of the Company, without extra remuneration, may solicit proxies personally or by telephone, telegram or other means of communication. The Company may also request brokerage houses, banking institutions, and other custodians, nominees and fiduciaries, with respect to shares held of record in their names or in the names of their nominees, to forward the proxy material to the beneficial owners of such shares and may reimburse them for their reasonable expenses in forwarding the proxy material.


                                  VOTING RIGHTS

      Only stockholders of record at the close of business on January 2, 1998 (the Record Date) will be entitled to notice of and to vote at the Meeting or any postponement or adjournment thereof. On the Record Date, the issued and outstanding securities of the Company entitled to vote at the Meeting consisted of 2,229,225 shares of common stock, par value $.01 per share (Common Stock). There was no other class of voting securities outstanding on the Record Date. Each outstanding share is entitled to one vote which may be cast in person or by proxy duly authorized in writing. No shares have cumulative voting rights.

      The presence in person or by properly executed proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting shall constitute a quorum for the transaction of business. Directors are elected by a majority of the votes present in person or by proxy at the Meeting. The affirmative vote of the holders of a majority of the votes cast at the Meeting and entitled to vote will be required to act on all other matters before or to come before the Meeting.

      The stockholders vote at the Meeting by casting ballots (in person or by proxy) which are tabulated by a person who is appointed by the Board before the Meeting to serve as the inspector of election at the Meeting and who has executed and verified an oath of office. Abstentions and broker non-votes are included in the determination of the number of shares present at the Meeting for quorum purposes. Abstentions and broker non-votes are not counted in the tabulations of the votes cast on proposals presented to stockholders at the Meeting.

      With regard to the proposals to be acted upon at the Meeting, dissenting stockholders do not have appraisal rights.

      The stock transfer books will not be closed. Stockholders who do not expect to attend the Meeting, but wish to have their shares of stock voted at the Meeting, are urged to complete, sign, date and return the enclosed Proxy as promptly as possible.


                               SECURITY OWNERSHIP

      The following table sets forth certain information as of the Record Date regarding (i) the share ownership of the Company by each person who is known to the Company to be the record or beneficial owner of more than five percent (5%) of the Company's outstanding Common Stock, (ii) the share ownership of the Company of each director of the Company, each person nominated herein to serve as a director of the Company, and the share ownership of each named executive officer of the Company and (iii) the share ownership of the Company of all director nominees and executive officers of the Company as a group.


                                               Amount and Nature      Percentage of
                                                 of Beneficial     Outstanding Shares
Name and Address of Beneficial Owner (1)          Ownership(2)           Owned(3)
----------------------------------------          ------------           --------
John Loeffler                                348,400 (4) (9)              15.6%
Jon Small                                    291,000 (4)                  13.0%
Brian Doyle                                  145,500                      6.5%
Richard Flynn                                145,500                      6.5%
Paul Thomas Cohen                            19,779 (5) (7)                *
Thomas J. Edelman                            34,779 (6) (7)               1.5%
All officers and directors as a group        984,958 (8) (9) (10)         43.3%

    *    Denotes less than 1%

(1) The address of each beneficial owner identified is c/o Paradise Music & Entertainment, Inc., 53 West 23rd Street, New York, NY 10010, except for Thomas J. Edelman, c/o Patina Oil & Gas Corporation, 667 Madison Avenue, New York, NY 10021.

(2) Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from January 9, 1998 upon the exercise of options, warrants or convertible securities.

(3) Each beneficial owner's percentage ownership is determined by assuming (i) that options, warrants or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days of January 9, 1998 have been exercised and converted, and
      (ii) 2,229,225 shares of Common Stock outstanding, before any consideration is given to options or warrants.

(4)   Includes options to purchase 5,000 shares of Common Stock.

(5)   Includes options to purchase 10,000 shares of Common Stock.

(6)   Includes options to purchase 25,000 shares of Common Stock.

(7)   Includes 1,446 shares of Common Stock earned by the Outside Directors.

(8)   Includes options to purchase 45,000 shares of Common Stock.

(9) Includes 3,600 and 3,800 shares of Common Stock purchased by Mr. Loeffler's Pension and his wife's Keogh Plans, respectively.

(10)  Includes 2,892 shares of Common Stock earned by the Outside Directors.

      Information contained in this Proxy Statement with regard to stock ownership was obtained from the Company's stockholders' list, filings with governmental authorities, or from the named individual nominees, directors and officers. The persons identified in the foregoing table disclaim beneficial ownership of shares owned or held in trust for the benefit of members of their families or entities with which they may be associated.



                                 PROPOSAL NO. 1:

                              ELECTION OF DIRECTORS


Nominations and Election of Directors

      The Board has nominated and proposes as nominees Paul Thomas Cohen, Brian Doyle, Thomas J. Edelman, Richard Flynn, John Loeffler and Jon Small (all of whom are members of the present Board of the Company and all of whom have been elected for a term ending at the Meeting) to serve as directors of the Company until the Company's 1998 Annual Meeting of Shareholders or until their respective successors have been elected and qualified.

      Unless otherwise specified, shares represented by proxies will be voted in favor of the election of all of the nominees, except that, in the event any nominee should not continue to be available for election, such proxies will be voted for the election of such persons as the Board may recommend. Management does not presently contemplate that any of the nominees will become unavailable for any reason.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE
NOMINEES.


Information Covering Nominees

      The following table sets forth the names of the nominees and certain information with regard to each nominee.




Name of Nominee      Age  Director Since  Position with Company
---------------      ---  --------------  ---------------------
John Loeffler        46      July 1996    Chairman of the Board, President and
                                          Chief Executive Officer
Jon Small            50      July 1996    Executive Vice President and Director
Brian Doyle          41      July 1996    Executive Vice President and Director
Richard Flynn        40    October 1996   Executive Vice President, Treasurer,
                                          Secretary and Director
Paul Thomas Cohen    45    October 1996   Director
Thomas J. Edelman    46    October 1996   Director


      JOHN LOEFFLER, has served as Chairman of the Board, President and Chief Executive Officer of the Company since its inception in July 1996. From 1986 to present, Mr. Loeffler has been the Chief Executive Officer of John Loeffler Music, Inc. d/b/a Rave Music and Entertainment ("Rave"). From 1986 to 1995, Mr. Loeffler was President of Rave. Since 1996 Rave has been a wholly-owned subsidiary of the Company.

      JON SMALL, has served as a director and Executive Vice President of the Company since its inception in July 1996. From 1984 to present, Mr. Small has been the President of Picture Vision, Inc. ("Picture Vision"). Since 1996 Picture Vision has been a wholly-owned subsidiary of the Company.

      BRIAN DOYLE, has served as a director and Executive Vice President of the Company since its inception in July 1996. In 1994 Mr. Doyle founded All Access Entertainment Management Group, Inc. ("All Access"), and from 1994 to present he has been the President of All Access. Since 1996, Mr. Doyle has also been the Chief Executive Officer of All Access and since February 1997, Mr. Doyle has also been the Chief Executive Officer of Push Records, Inc. ("Push Records"). From 1991 to 1994, Mr. Doyle served as Chief Executive Officer and President of Horizon Entertainment and Management Group, Inc. ("Horizon"). Since 1996 All Access has been a wholly-owned subsidiary of the Company.

      RICHARD FLYNN, has served as a director of the Company since October 1996 and as an Executive Vice President and Secretary of the Company since its inception in July 1996. Since December 1996 he has also been Treasurer of the Company. From September 1994 to September 1996, Mr. Flynn was the managing co-owner of All Access. Since September 1996, Mr. Flynn has also been Vice President and General Manager of All Access, and since February 1997 he has been Vice President and General Manager of Push Records. From March 1990 until September 1994. Mr. Flynn served as General Counsel to Horizon and its clients. Since 1983 Mr. Flynn has been a practicing attorney in New York State specializing in entertainment, corporate and public sector law.

      PAUL THOMAS COHEN, has served as an outside director of the Company since October 1996. Since 1987 Mr. Cohen has been an investment banker and a consultant to the media and entertainment industries.

      THOMAS J. EDELMAN, has served as a director of the Company since October 1996. Mr. Edelman co-founded Snyder Oil Corporation and was its President and director from 1981 through February 1997. Since 1996, Mr. Edelman has served as Chairman and Chief Executive Officer of Patina Oil & Gas Corporation. He is also Chairman of the Board of Directors of Lomak Petroleum, Inc., and he is a director of Petroleum Heat & Power Co, Star Gas Corporation and Weatherford Enterra. Mr. Edelman is also a Trustee of The Hotchkiss School. From 1980 to 1981, Mr. Edelman was a Vice President of The First Boston Corporation.

Information Concerning the Board of Directors and Committees

      The business and affairs of the Company are managed by the Board, which met or acted by unanimous written consent eight times during the fiscal year ended June 30, 1997. During the fiscal year ended June 30, 1997, all current directors attended 75% or more of the meetings of the Board and the Committees on which they served. The Board maintains three standing committees ("Committees"): the Executive Advisory Committee, the Compensation and Stock Option Committee, and the Audit Committee.

      The Executive Advisory Committee, consisting of Brian Doyle, Richard Flynn, John Loeffler and Jon Small advises the Board on important matters affecting the Company. The Executive Advisory Committee held 6 meetings during the fiscal year ended June 30, 1997.

      The Compensation and Stock Option Committee, consisting of Paul Thomas Cohen and Thomas J. Edelman, makes recommendations to the Board concerning (i) compensation, including incentive arrangements, of the Companys officers and other key employees, including those executive officers who also serve on the Board, and (ii) under the Company's Stock Option Plans, determination of the persons to whom options should be granted and the number of options to be granted to such persons. The Compensation and Stock Option Committee held 5 meetings during the fiscal year ended June 30, 1997.

      The Audit Committee, consisting of Paul Thomas Cohen and Thomas J. Edelman, reviews the engagement of the Companys independent public accountants and the independence of the accounting firm, the audit and non-audit fees of the independent public accountants and the adequacy of the Stock Option Plans and the Companys internal control procedures.
The Audit Committee held one meeting during the fiscal year ended June 30, 1997.


                               EXECUTIVE OFFICERS

      Set forth below is certain information as of the Record Date regarding the executive officers of the Company:


                                     Position with                     Executive Officer
    Name          Age                   Company                              Since
    ----          ---                   -------                              -----
John Loeffler     46    Chairman of the Board, President and Chief       July 1996
                        Executive Officer
Jon Small         50    Executive Vice President                         July 1996
Brian Doyle       41    Executive Vice President                         July 1996
Richard Flynn     40    Executive Vice President, Treasurer and          July 1996
                        Secretary

      Additional information with respect to John Loeffler, Jon Small, Brian Doyle and Richard Flynn is set forth under "Information Covering Nominees".


                             EXECUTIVE COMPENSATION


Summary Compensation Table

      The following table sets forth information for the fiscal year ended June 30, 1997 reflecting all compensation awarded to, earned by or paid by the Company to John Loeffler, its Chief Executive Officer, Chairman of the Board and President, and each of the most highly compensated executive officers (three individuals), other than the Chief Executive Officer, whose annual base salary and bonus compensation exceeded $100,000.


                                                                                 Long Term
                                     Annual Compensation (1)                Compensation Awards
                                     -----------------------                -------------------
                                                                                            Securities
                             Year Ended                               All Other             Underlying
Name and Principal Position   June 30,      Salary ($)    Bonus ($)   Compensation (2)      Options
---------------------------   --------      ----------    ---------   ----------------      -------
John Loeffler                   1997        150,000       191,000         34,000             5,000
                                1996        218,000                       71,000
                                1995        170,000                       77,000
Jon Small                       1997        150,000       189,000         36,000             5,000
                                1996         88,000          --           89,000
                                1995        184,000          --          172,000
Brian Doyle                     1997        150,000       162,500          7,000               --
                                1996        101,000          --           48,000
                                1995          --             --           35,000
Richard Flynn                   1997        150,000       162,500           --                 --
                                1996        101,000          --           48,000
                                1995          --             --           35,000

(1) The Company was incorporated in July 1996. Compensation for the fiscal years ended June 30, 1996 and 1995 represent amounts paid by Rave, Picture Vision and All Access. All Access commenced operations in September 1995. Compensation for the fiscal year ended June 30, 1997 represent amounts paid by Rave, Picture Vision, All Access and Push.

(2) Includes amounts paid by the Company which the Company deemed to be for the benefit of such executive, including amounts paid for lodging, transportation, insurance, entertainment and other perquisites.


Stock Option Table

      The following table sets forth for the fiscal year ended June 30, 1997 all grants of options to purchase Common Stock to John Loeffler, the Company's Chief Executive Officer, Chairman of the Board and President, and each of the most highly compensated executive officers (three individuals), other than the Chief Executive Officer, whose annual base salary and bonus compensation exceeded $100,000.

                                                Individual Grants
                                                -----------------
                                        Percent of Total
                 Number of Secur-      Options Grant-      Exercise or
                 ities Underlying      ed to Employees     Base Price
Name             Options Granted       in Fiscal Year      ($/share)           Expiration Date
----             ---------------       --------------      ---------           ---------------
John Loeffler    5,000                 50%                 $6.00            December 19,
                                                                            2001
Jon Small        5,000                 50%                 $6.00            December 19,
                                                                            2001
Brian Doyle        --                  --                    --                   --
Richard Flynn      --                  --                    --                   --

Year End Option Values Table

      The following table sets forth as per the end of the fiscal year ended June 30, 1997 information concerning outstanding options to purchase Common Stock held by John Loeffler, the Company's Chief Executive Officer, Chairman of the Board and President, and each of the most highly compensated executive officers (three individuals), other than the Chief Executive Officer, whose annual base salary and bonus compensation exceeded $100,000.

                                                   Number of Securities
                     Shares                       underlying Unexercised         Value of Unexercised "In-
                    Acquired      Value              Options at Fiscal             the-Money" Options at
                  on Exercise    Realized                Year-End                   Fiscal Year-End (1)
                  -----------    --------                --------                   -------------------
                                             Exercisable    Unexercisable      Exercisable     Unexercisable
                                             -----------    -------------      -----------     -------------
John Loeffler          --           --          5,000            --                 0                --
Jon Small              --           --          5,000            --                 0                --
----------------

(1) Based upon an estimated fair market value of $4 per share of Common Stock as of June 30, 1997 less the $6 exercise price of such options.


Compensation of Directors

All directors are reimbursed for certain expenses in connection with attendance at Board and Committee meetings. Other than with respect to such reimbursement of expenses, Directors who are employees or officers of the Company or who are otherwise associated with the Company do not receive compensation for service as a director. Directors who are not employees or officers of the Company or otherwise associated with the Company ("Outside Directors") receive $500 for each Board and Committee meeting attended in addition to such reimbursement of expenses.

      In addition to the foregoing, Outside Directors received and will receive the following compensation: For the period January 1, 1997 through June 30, 1997, each of the Outside Directors earned $6,000 and 1,000 shares of Common Stock valued at $3.875 per share. For the fiscal year ending June 30, 1998 and thereafter, Outside Directors will be paid at the rate of $18,000 per fiscal year, payable quarterly with each such payment to be half in cash and half in Common Stock valued on the last day of the applicable quarter.

      Outside Directors also receive non-qualified options to purchase 5,000 shares of Common Stock for each year of service, payable in advance. The initial 5,000 options, exercisable at $6.00 per share, were granted to each of Paul Thomas Cohen and Thomas J. Edelman in December 1996. Commencing on July 1, 1997 the option exercise price for annual grants is the mean of the opening and closing prices of the Common Stock on the last day preceding the day of grant of the options. The options granted for the fiscal year commencing July 1, 1997 are exercisable at a price of $4 per share. Such options were fully vested upon grant, and have a term of five years.


1996 Stock Option Plan

      In October 1996, the Board of Directors adopted and the stockholders approved the 1996 Option Plan (the "Option Plan"). The Option Plan provides for the grant of incentive stock options ("ISOs") (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), non-qualified stock options ("NQSOs") and/or Stock Appreciation Rights ("SARs") to certain directors, agents and employees of, and consultants to, the Company. The Option Plan further provides for the grant of NQSOs to directors, agents of, and consultants to, the Company, whether or not employees of the Company. The purpose of the Option Plan is to attract and retain exemplary employees, agents, consultants and directors. Options and SARs granted under the Option Plan may not be exercisable for terms in excess of 10 years from the date of grant. In addition, no options or SARs may be granted under the Option Plan than 10 years after the Option Plan's effective date. The total number of shares of Common Stock with respect to which options and SARs will be granted under the Option Plan is 185,000. The shares subject to and available under the Option Plan may consist, in whole or in part, of authorized but unissued stock or treasury stock not reserved for any other purpose. Any shares subject to an option or SAR that terminates, expires or lapses for any reason, and any shares purchased pursuant to an option and subsequently repurchased by the Company pursuant to the terms of the option, shall again be available for grant under the Option Plan.

      The Option Plan will be administered by the Compensation and Stock Option Committee which will be composed solely of two or more "Non Employee Directors" within the meaning of paragraph (b)(3) of Rule 16b-3 promulgated under the Exchange Act, which will determine, in its discretion, among other things, the recipients of grants, whether a grant will consist of ISOs, NQSOs or SARs, or a combination thereof, and the number of shares of Common Stock to be subject to such options or SARs. The exercise price of options granted under the Option Plan shall not be less than the fair market value per share on the date of grant, as determined by the Committee.

      The Option Plan contains certain limitations applicable only to ISOs granted thereunder. To the extent that the aggregate fair market value, as of the date of grant, of the shares to which ISOs become exercisable for the first time by an optionee during the calendar year exceeds $100,000, the ISO will be treated as a NQSO. In addition, if an optionee owns more than 10% of the Company's stock at the time the individual is granted an ISO, the option price per share cannot be less than 110% of the fair market value per share and the term of the option cannot exceed five years.

      In December 1996, the Company, pursuant to the Option Plan, granted options to purchase 5,000, 5,000 and 15,000 shares of Common Stock to Messrs. Loeffler, Small and Edelman, respectively. Such options are fully vested, have a term of five years and have an exercise price equal to the initial public offering price of $6.00.

Non-Plan Options

      The Company has issued options to purchase up to an aggregate of 100,000 shares of Common Stock (the "Non-Plan Options") outside of the Option Plan to certain executive officers, non-employee directors and consultants. The Non-Plan Options are immediately exercisable, are fully vested and have a term of five years. During the fiscal year ended June 30, 1997 the Company issued 5,000 Non-Plan Options to each of Paul Thomas Cohen and Thomas J. Edelman, exercisable at a price of $6 per share of Common Stock. On July 1, 1997 the Company issued another 5,000 Non-Plan Options to each of Paul Thomas Cohen and Thomas J. Edelman, exercisable at a price of $4.

Employment Agreements

      Effective July 1, 1997, the Company entered into new employment agreements (the "Agreements") with Messrs. Loeffler, Small , Doyle and Flynn (the "Executives") which agreements replaced those dated October 9, 1996. Each of the Agreements is for a period of two years and provides annual salaries of between $300,000 to $325,000. If an Executive's subsidiary reports a pretax loss, such related Executive's salary will be reduced, but not below $150,000 per annum, to reflect a pretax breakeven and such reduction will be recorded as an advance with interest payable at prime plus 1% over approximately three years. In addition, such Executive's salary will be reduced for the subsequent year by the amount of such reduction but not below $150,000. Pursuant to the Agreements, two bonus plans have been established for the benefit of the Executives based upon attainment of certain financial results.

                                 PROPOSAL NO. 2
                            RATIFICATION OF SELECTION
                        OF INDEPENDENT PUBLIC ACCOUNTANTS

      The Board and the Audit Committee have approved the engagement of Rothstein, Kass & Company, P.C. as the independent public accountants of the Company for the fiscal year ending June 30, 1998. Rothstein, Kass & Company, P.C. has audited the Company's financial statements since its inception in July 1996. The Board believes it is appropriate to submit for ratification by the stockholders its selection of Rothstein, Kass & Company, P.C. as the independent public accountants of the Company.

      The Company is advised that neither that firm nor any of its partners has any material direct or indirect relationship with the Company. The Board considers Rothstein, Kass & Company, P.C. to be well qualified for the function of serving as the Company's independent public accountants.

      Representatives of Rothstein, Kass & Company, P.C. are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

      Unless otherwise specified, shares represented by proxies will be voted for the ratification of Rothstein, Kass & Company, P.C. as the independent public accountants for the Company. If the shareholders do not so approve, the selection of independent public accountants will be reconsidered by the Board.



THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF ROTHSTEIN, KASS & COMPANY, P.C. AS THE INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY.


                                 OTHER BUSINESS

      Management of the Company knows of no other business which will be presented for consideration at the Meeting, but should any other matters be brought before the Meeting, it is intended that the persons named in the accompanying proxy will vote such proxy in their discretion.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      On October 9, 1996, the Company entered into the Exchange Agreement with each of John Loeffler, Jon Small, Brian Doyle and Richard Flynn, each of whom was an executive officer and a director of the Company. Pursuant to the Exchange Agreement, John Loeffler and Jon Small were each issued 291,000 shares of Common Stock and Brian Doyle and Richard Flynn were each issued 145,500 shares of Common Stock in exchange for all of the outstanding stock of each of Rave, Picture Vision and All Access. The Company believes that this transaction was fair from a financial point of view. This belief is based on the fact that the Exchange Agreement, and the transactions consummated thereby, were analyzed and approved by the Company's Board of Directors and by all of its then existing stockholders.

      On October 9, 1996, the Company issued 78,333 shares of its Common Stock to 11 individuals in a private placement (the "Private Placement") for $3.00 per share. There were no underwriters involved in the Private Placement. The Common Stock in the Private Placement was issued only to accredited investors, as such term is defined in the Securities Act. The aggregate offering price of the Private Placement was $234,999. Messrs. Cohen and Edelman, directors of the Company, each purchased 8,333 shares of Common Stock in the Private Placement. The holders of these 78,333 shares have agreed not to sell, transfer or dispose of these shares prior to January 22, 1998. John Loeffler, the President, Chief Executive Officer and a director of the Company, is also a consultant to Grey Advertising, which is a major client of the Company's commercial music production division. For such consulting services, Mr. Loeffler is paid approximately $45,000 per year by Grey Advertising. The Company derived approximately $361,000 and $365,000 of commercial music production revenues (approximately 40% and 44% of commercial music production revenues) from Grey Advertising for the years ended June 30, 1997 and 1996, respectively.

      In December 1996, one of the Company's subsidiaries borrowed $100,000 from a bank. The loan bore interest at 1.5% above the bank's prime rate, was personally guaranteed by two officers of the Company and collateralized by all of the assets of such subsidiary and a cross corporate guarantee by the Company. The loan was repaid in June 1997.

      In January 1997, the Company entered into a one year consulting agreement with Mr. Cohen, a director, providing for an aggregate remuneration of Mr. Cohen of $60,000 per year.

            SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and information furnished by the reporting person, during the fiscal year ended June 30, 1997 all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than 10% beneficial owners were complied with.

                             INDEPENDENT ACCOUNTANTS

      The Company has engaged Rothstein, Kass & Company, P.C. as independent public accountants for the Company's first fiscal year ended June 30, 1997. Representatives of Rothstein, Kass & Company, P.C. are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                                  ANNUAL REPORT

      The Annual Report of the Company on Form 10-KSB for the fiscal year ended June 30, 1997, including financial statements but excluding exhibits, is being furnished herewith to stockholders of record of the Company on the Record Date. The Annual Report does not constitute a part of the proxy soliciting material.


                  SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

      Any stockholder desiring to present proposals to stockholders at the 1998 Annual Meeting of the Company must transmit such proposal to the Company in writing and such proposal must be received by the Secretary of the Company at its offices no later than September 8, 1998. All such proposals should be in compliance with applicable SEC regulations.


                                        By Order of the Board of Directors

                                        Richard Flynn
                                        Secretary

                      PARADISE MUSIC & ENTERTAINMENT, INC.
                     53 West 23rd Street, New York, NY 10010

        PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS - FEBRUARY 10, 1998

         The undersigned hereby appoints JOHN LOEFFLER and RICHARD FLYNN, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock, $.01 par value, of PARADISE MUSIC & ENTERTAINMENT, INC. held of record by the undersigned on January 2, 1998 at the Annual Meeting of Shareholders (the Meeting) of PARADISE MUSIC & ENTERTAINMENT, INC. , on February 10, 1998 at 10:00 a.m., New York time, or at any adjournment or postponement thereof.


(1) Election of Directors

[ ] FOR all nominees listed below (except as indi-       [ ] WITHHOLD AUTHORITY to vote for all
cated otherwise below)                                   nominees listed below

INSTRUCTION: To withhold authority to vote for an individual nominee, write such nominees's name in the space below.

NOMINEES: Paul Thomas Cohen, Brian Doyle, Thomas J. Edelman, Richard Flynn, John Loeffler and Jon Small
--------------------------------------------------------------------------------

(2) To ratify the selection of Rothstein, Kass & Company, P.C. as independent   FOR     AGAINST   ABSTAIN
public accountants for the Company for fiscal year 1998.                        [ ]       [ ]       [ ]
(3) In their discretion, the Proxies are authorized to vote upon such other     FOR     AGAINST   ABSTAIN
business as may properly come before the meeting or any adjournments thereof.   [ ]       [ ]       [ ]


                              (To be signed below)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When a ballot is given by a corporation, please give your full corporation name and have the ballot signed by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                   Date:__________________________________, 1998

                                   Stockholder:_________________________________

                                   _____________________________________________
                                   Signature

                                   _____________________________________________
                                   Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.